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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 25, 1996


                          ACCLAIM ENTERTAINMENT, INC.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

         0-16986                                               38-2698904
- ------------------------                                 ----------------------
(Commission File Number)                                     (IRS Employer
                                                         Identification Number)

          One Acclaim Plaza, Glen Cove, New York                  11542
          ----------------------------------------             ----------
          (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code (516) 656-5000

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


         On July 24, 1996, at the recommendation of its Audit Committee (the "Audit Committee"), the Board of Directors of Acclaim Entertainment, Inc. (the "Registrant" or the "Company") adopted a resolution (i) not to retain Grant Thornton LLP ("GT") as the Registrant's independent auditors for the fiscal year ending August 31, 1996 and (ii) to engage KPMG Peat Marwick LLP ("KPMG") as the Registrant's independent auditors for the fiscal year ending August 31, 1996. GT was so advised on July 25, 1996. A copy of the Registrant's press release in respect of, among other things, such matters is filed as Exhibit 1 hereto.

         The reports of GT on the Registrant's consolidated financial statements as of and for the two years ended August 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of GT on the Registrant's financial statements for the fiscal year ended August 31, 1995 contains a modification as to uncertainty relating to the eventual outcome of certain class action lawsuits in which the Registrant and certain of its officers and directors have been named as defendants, as described in Note 19 to the Registrant's consolidated financial statements for such fiscal year.

         During the Registrant's two most recent fiscal years ended August 31, 1995 and in the interim period from September 1, 1995 through July 24, 1996, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused them to make reference thereto in their report(s) on the Registrant's financial statements for such fiscal year(s) or for such interim period, except:

                  (a) A matter, which was resolved to GT's satisfaction, in respect of the timing of the recognition of certain revenues from nonrefundable, recoupable exclusivity fees, which had been included in revenues for the fourth quarter of fiscal 1995 in the October 1995 announcement by the Registrant of its financial results for fiscal 1995. The Audit Committee and/or senior management of the Registrant, on the one hand, and GT, on the other hand, had several discussions in respect of such matter. The matter was resolved by the Registrant revising such announced financial results to exclude such revenues from its financial results for fiscal 1995.

                  (b) A matter, which was resolved to GT's satisfaction, in respect of the balance sheet presentation of a $19 million loan from Midland Bank PLC. As of August 31, 1995, the Registrant did not meet a financial ratio covenant in the loan agreement relating to such loan. The Registrant's


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         senior management and GT discussed this matter, which was resolved by the Registrant reclassifying the $19 million loan from long term debt to current liabilities. This matter has been resolved with the bank and the loan is currently reflected as a long term debt.

         In addition, GT proposed several audit adjustments that were not recorded by the Registrant because they were considered by the Registrant and GT to be immaterial to the Registrant's consolidated financial statements for fiscal 1995 taken as a whole.

         On July 31, 1996, the Registrant received a leter from GT, a copy of which is filed as Exhibit 2 hereto, in which GT claimed for the first time that, in connection with their review of the Registrant's Form S-3, certain matters "may have resulted in additional disagreements and/or reportable events had [they] completed their review procedures."

         During the Registrant's two most recent fiscal years ended August 31, 1995 and the interim period from September 1, 1995 through July 24, 1996, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K") promulgated under the Securities Exchange Act of 1934, except as follows:

                  By letter dated April 15, 1996, GT advised the Registrant that they had noted certain internal control structure matters that related to significant deficiencies in the design or operation of the Registrant's internal control structure, relating to the quality and depth of financial management, analysis of significant estimates, lack of internal audit function and accounting for capitalized software costs, that, in their judgment, could adversely affect the Registrant's ability to record, process, summarize and report financial data consistent with the assertions of management in the Registrant's financial statements.

         In May 1996, KPMG was retained to conduct an internal controls review audit to identify and assist the Registrant to implement any additional necessary steps to strengthen its internal controls.

         A member of the Audit Committee and/or senior management has discussed the subject matter of each item described above with GT, and the Registrant has authorized GT to respond fully to all inquiries of KPMG concerning the subject matter thereof.

         On July 26, 1996, the Registrant provided GT with a copy of the disclosures made herein (other than the Company's response to GT's letter as set forth in the following paragraph). The Registrant requested that GT furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agreed with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it did not agree. A copy of GT's letter, dated July 31, 1996, is filed as Exhibit 2 hereto.

          In response to GT's letter, the Company notes the following:

          (a) Notwithstanding the fact that GT was not retained to perform formal reviews of the Company's first, second and third quarter financial statements, GT provided the Company with extensive advice and consultation regarding the appropriate presentation of such quarterly financial statements and also advised on the accounting theories and methodologies applied; and


          (b) In connection with GT's review of the Company's quarterly financial statements for each of the first three quarters of fiscal 1996 in respect of the Company's Registration Statement on Form S-3, GT advised the Company on Tuesday, July 23, 1996, that it had completed its review procedures, that there were no outstanding issues for further discussion and that GT would release its consent in connection with the Form S-3. In addition, on Tuesday, July 23, 1996, the Registrant delivered to GT its management representation letter, which generally signifies the completion of the review procedure. The Company delivered to GT a copy of the Proxy Statement relating to its annual meeting of stockholders to be held on August 7, 1996. On July 24, 1996, the Company was advised by GT that, upon review of the Proxy Statement, GT noted that auditors had not yet been retained for fiscal 1996 and accordingly, GT would not release its consent unless they were appointed as the Registrant's auditors for fiscal 1996. GT subsequently raised the matters discussed in GT's letter, which are disputed by the Company as indicated above.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

      Exhibits:

         (1)      Acclaim Entertainment, Inc. press release, dated
                  July 29, 1996.

         (2) Letter of Grant Thornton LLP with respect to certain matters set forth herein.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCLAIM ENTERTAINMENT, INC.



                                           By  /s/ Gregory E. Fischbach
                                               -------------------------------
                                               Name:  Gregory E. Fischbach
                                               Title:  Chief Executive Officer

Date:  July 31, 1996


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                                   Exhibits


         1.       Press Release, dated July 29, 1996.

         2. Letter of Grant Thornton LLP with respect to certain matters set forth herein.